EXHIBIT 10.4.7

                         AMENDMENT NO. 2 TO THE AMENDED
                        AND RESTATED CUSTODIAL AGREEMENT

            AMENDMENT NO. 2, dated as of October 21, 2004 (this "Amendment"), to the Amended and Restated Custodial Agreement, dated as of November 26, 2003 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Custodial Agreement", a as amended, hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Custodial Agreement"), by and among AMERICAN HOME MORTGAGE CORP., a New York corporation, AMERICAN HOME MORTGAGE INVESTMENT CORP., a Maryland corporation, AMERICAN HOME MORTGAGE HOLDINGS, INC., a Delaware corporation, AMERICAN HOME MORTGAGE ACCEPTANCE, INC., a Maryland corporation, and AMERICAN HOME MORTGAGE SERVICING, INC., a Maryland corporation (formerly known as Columbia National, Incorporated) (each a "Borrower", collectively the "Borrowers"), DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian (in such capacity, the "Custodian"), and MORGAN STANLEY BANK (the "Lender Agent").

                                    RECITALS

            The Borrowers, the Lender Agent and the Custodian are parties to the Existing Custodial Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Custodial Agreement.

            The Borrowers, the Lender Agent and the Custodian have agreed, subject to the terms and conditions of this Amendment, that the Existing Custodial Agreement be amended to revise Annex I of the Existing Custodial Agreement.

            Accordingly, the Borrowers, the Lender Agent and the Custodian hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Custodial Agreement is hereby amended as follows:

            SECTION 1. Amendments.

            1.1 The Existing Custodial Agreement is hereby amended by deleting Annex I to the Existing Custodial Agreement in its entirety and substituting in lieu thereof the Annex I attached hereto.

            1.2 Annex 4 paragraph 11 of the Existing Loan Agreement is hereby deleted in its entirety and the following shall be inserted in lieu thereof:

            "11 based upon a review of the Mortgage Note, items (d), (f), (g),
      (h), (m), (p), (bb), (hh), (jj), (fff) and (ppp) of Annex 1 as set forth in the Mortgage Loan Schedule delivered by the applicable Borrower to the Custodian are correct;"

            SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the date (the "Amendment Effective Date") on which the following


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conditions precedent shall have been satisfied, and upon satisfaction of such conditions precedent the Amendment Effective Date shall be the date of this
Amendment:

            2.1 Delivered Documents. On or before the Amendment Effective Date, the Lender Agent shall have received the following documents, each of which shall be satisfactory to the Lender Agent in form and substance:

            (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Custodian, and the Lender Agent; and

            (b) Other Documents. Such other documents as the Lender Agent or counsel to the Lender may reasonably request.

            2.2 No Default. On the Amendment Effective Date, after giving effect to the Sixth Amendment, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Custodial Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by each Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

            SECTION 3. Representations and Warranties. After giving effect to the Sixth Amendment, each Borrower hereby represents and warrants to the Lender Agent and the Custodian that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms its representations and warranties contained in Section 10 of the Existing Custodial Agreement.

            SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Custodial Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, this Amendment. Each reference to the Custodial Agreement in any of the Loan Documents shall be deemed to be a reference to the Custodial Agreement as amended hereby. The execution of this Amendment by the Lender or Custodian shall not operate as a waiver of any of their rights, powers or privileges under the Custodial Agreement or under any of the other Loan Documents except as expressly set forth herein.

            SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

            SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                            [SIGNATURE PAGE FOLLOWS]




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            IN WITNESS WHEREOF,  the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BORROWERS

                                    AMERICAN HOME MORTGAGE CORP.

                                    By:    /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name:   Alan B. Horn
                                       Title:  Executive Vice President, General
                                               Counsel, and Secretary

                                    AMERICAN HOME MORTGAGE INVESTMENT CORP.

                                    By:    /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name:   Alan B. Horn
                                       Title:  Executive Vice President, General
                                               Counsel, and Secretary

                                    AMERICAN HOME MORTGAGE HOLDINGS, INC.

                                    By:    /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name:   Alan B. Horn
                                       Title:  Executive Vice President, General
                                               Counsel, and Secretary

                                    AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

                                    By:    /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name:   Alan B. Horn
                                       Title:  Executive Vice President, General
                                               Counsel, and Secretary

                                    AMERICAN HOME MORTGAGE SERVICING, INC.
                                       (f/k/a Columbia National,
                                       Incorporated)

                                    By:    /s/ Alan B. Horn
                                       -----------------------------------------
                                       Name:   Alan B. Horn
                                       Title:  Executive Vice President, General
                                               Counsel, and Secretary

                                    LENDER AGENT

                                    MORGAN STANLEY BANK

                                    By:    /s/ Paul Najarian
                                        ----------------------------------------
                                        Name:  Paul Najarian
                                        Title: Vice President
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                                    CUSTODIAN

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY

                                    By:    /s/ Christopher Corcoran
                                        ----------------------------------------
                                        Name:  Christopher Corcoran
                                        Title: Assistant Vice President



                                    By:    /s/ Carlos Falconi
                                        ----------------------------------------
                                        Name:  Carlos Falconi
                                        Title: Associate
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                                                                         Annex 1
                                                          to Custodial Agreement

                   INFORMATION TO BE PROVIDED WITH RESPECT TO

                             ELIGIBLE MORTGAGE LOANS

For each Mortgage Loan, the applicable Borrower shall provide the following information:

            (a)   Number of Times Delinquent 30 days in last 12 months;

            (b)   Number of Times Delinquent 60 days in last 12 months;

            (c)   Number of Times Delinquent 90+ days in last 12 months;

            (d)   Address City;

            (e)   Address County;

            (f)   Address State;

            (g)   Address Street;

            (h)   Address Zipcode;

            (i)   Amort Type (Fixed or ARM);

            (j)   Backend Debt Ratio (all debt/income);1

            (k)   Balance Appraisal;

            (l)   Balance Current;

            (m)   Balance Original;

            (n)   Balance Senior;

            (o)   Balloon;

            (p)   Borrower Name;

            (q)   CLTV Original;

            (r)   Co-Borrower's Credit Score (if applicable);

            (s)   Co-Borrower's Name (if applicable);


--------
1 Not required on No Doc and Stated Income Doc Loans


                                   Annex 1-1

            (t)   Commitment Expiration;

            (u)   Convertible;

            (v)   Coupon Current;

            (w)   Coupon Init Per Cap;

            (x)   Coupon IO;

            (y)   Coupon Life Cap;

            (z)   Coupon Max;

            (aa)  Coupon Min;

            (bb)  Coupon Original;

            (cc)  Coupon Periodic Cap;

            (dd)  Coupon Periodic Floor;

            (ee)  Credit Score (FICO);

            (ff)  Credit Score Type (Beacon, Equifax, TransUnion or Merge);

            (gg)  Date First Cpn Change;

            (hh)  Date First Payment;

            (ii)  Date First Pmt Change;

            (jj)  Date Maturity;

            (kk)  Date Next Coupon Change;

            (ll)  Date Next Due;

            (mm)  Date Next Pay Change;

            (nn)  Date Orig;

            (oo)  Date Paid Thru;

            (pp)  Day Count;

            (qq)  Delinq Status;

            (rr)  Documentation Type;



                                   Annex 1-2
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            (ss)  Eligible Group

            (tt)  Escrow Flag (Yes or No);

            (uu)  Forclosure/REO/Bankruptcy Status;

            (vv)  Freq Coupon Adj;

            (ww)  Freq Payment Adj;

            (xx)  Frequency Pmt;

            (yy)  Frontend Debt Ratio (mortgage debt/income);2

            (zz)  Fund Date;

            (aaa) Index (for ARMs);

            (bbb) IO Flag (Yes or No);

            (ccc) Lien Status;

            (ddd) Loan Purpose;

            (eee) Loan Type (residential, etc..);

            (fff) Loan Id Number;

            (ggg) LTV Current;

            (hhh) LTV Original;

            (iii) Margin;

            (jjj) MERS Loan Flag

            (kkk) MERS Loan Number

            (lll) Number of Units;

            (mmm) Occupancy;

            (nnn) Ownership Type (Leasehold, Fee Simple, etc...);

            (ooo) P&I Current;


--------
2 Not required on No Doc and Stated Income Doc Loans

                                   Annex 1-3

            (ppp)  P&I Original;

            (qqq)  PMI (Yes or No);

            (rrr)  PMI Percentage (if applicable);

            (sss)  PMI Provider (if applicable);

            (ttt)  Prepayment Penalty (Yes or No);

            (uuu)  Prepayment Penalty Description;

            (vvv)  Prepayment Penalty Term (Months Freely Prepayable);

            (www)  Product Type;

            (xxx)  Property Purchase Amount/Sales Price;

            (yyy)  Property Type;

            (zzz)  Rating;

            (aaaa) Rounding Factor;

            (bbbb) S&P Appraisal Type;

            (cccc) S&P Document Type;

            (dddd) Section 32 Flag;

            (eeee) Service Fee Amount;

            (ffff) Social Security Number;

            (gggg) Takeout Investor;

            (hhhh) Takeout Price;

            (iiii) Term Amort Original;

            (jjjj) Term Coupon Teaser;

            (kkkk) Term IO Original;

            (llll) Term Original;

            (mmmm) Term PNI Teaser;

            (nnnn) Warehouse Amount; and


                                    Annex 1-4

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            (oooo) Warehouse Bank.



                                    Annex 1-5